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MORGAN STANLEY INSTITUTIONAL FUND TRUST - INTERMEDIATE DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010

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   SECURITY       PURCHASE/    SIZE OF      OFFERING       TOTAL        AMOUNT OF     % OF    % OF
   PURCHASED     TRADE DATE    OFFERING     PRICE OF     AMOUNT OF       SHARES     OFFERING  FUNDS         BROKERS      PURCHASED
                                             SHARES      OFFERING       PURCHASED   PURCHASED  TOTAL                       FROM
                                                                         BY FUND     BY FUND  ASSETS
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Credit Suisse,
Southern                                                                                              Goldman Sachs &
Copper Corp                                                                                           Co, Morgan
5.375% Due                                                                                            Stanley, BBVA     Credit
4/16/2020        04/13/10     -              $99.481    $400,000,000.00   55,000.00    0.01%  0.05%   Securities BofA   Suisse
                                                                                                      Merrill Lynch     Securities
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Goldman, Sachs &
                                                                                                      Co., J.P.
                                                                                                      Morgan, Morgan
                                                                                                      Stanley, BofA
                                                                                                      Merrill Lynch,
                                                                                                      Citi, Barclays
                                                                                                      Capital, BNP
                                                                                                      Paribas, Credit
                                                                                                      Suisse, Deutsche
                                                                                                      Bank Securities,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, RBS,
NBC Universal                                                                                         UBS Investment
Inc. 5.150%                                                                                           Bank, Mitsubishi
due 4/30/2020                                                                                         UFJ Securities,
                 04/27/10     -              $99.845  $2,000,000,000.00  165,000.00    0.01%  0.17%   Wells Fargo       JP Morgan
                                                                                                      Securities,
                                                                                                      Blaylock Robert
                                                                                                      Van, LLC,
                                                                                                      CastleOak
                                                                                                      Securities,
                                                                                                      L.P., Loop
                                                                                                      Capital Markets,
                                                                                                      LLC, Ramirez
                                                                                                      & Co., Inc., The
                                                                                                      Williams Capital
                                                                                                      Group, L.P.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      BofA Merrill
                                                                                                      Lynch, Barclays
                                                                                                      Capital, Citi,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., JPMorgan,
                                                                                                      Morgan Stanley,
                                                                                                      Cabrera Capital
                                                                                                      Markets, Inc.,
                                                                                                      Fidelity Capital
                                                                                                      Markets, Jackson
                                                                                                      Securities,
                                                                                                      Jefferies &
                                                                                                      Company, Loop
                                                                                                      Capital Markets
                                                                                                      LLC, M.R. Beal &
                                                                                                      Company, Ramirez
                                                                                                      & Co., Inc.,
New York                                                                                              Rice Financial
NY                                                                                                    Products
City             05/19/10     -             $100.000    $250,000,000.00   80,000.00    0.03%  0.08%   Company,          Merrill
Transition                                                                                            Roosevelt and     Lynch
5.267% Due                                                                                            Cross
5/1/2027                                                                                              Incorporated,
                                                                                                      Siebert
                                                                                                      Brandford Shank
                                                                                                      & Co. LLC, Wells
                                                                                                      Fargo Bank,
                                                                                                      National
                                                                                                      Association,
                                                                                                      Morgan Keegan &
                                                                                                      Company, Inc.,
                                                                                                      Oppenheimer &
                                                                                                      Co., Inc.,
                                                                                                      Raymond James &
                                                                                                      Associates,
                                                                                                      Inc., RBC
                                                                                                      Capital Markets,
                                                                                                      Southwest
                                                                                                      Securities,
                                                                                                      Inc., Stifel
                                                                                                      Nicolaus, Stone
                                                                                                      & Youngberg
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Citi, J.P.
                                                                                                      Morgan, BofA
                                                                                                      Merrill Lynch,
                                                                                                      Credit Suisse,
                                                                                                      RBS, Barclays
                                                                                                      Capital, BNP
                                                                                                      Paribas, Credit
                                                                                                      Agricole CIB,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., Morgan
                                                                                                      Stanley, RBC
                                                                                                      Capital Markets,
Discovery                                                                                             Scotia Capital,
Communications                                                                                        SunTrust
LLC 5.050%       05/26/10     -              $99.675  $1,300,000,000.00  145,000.00    0.01%  0.15%   Robinson          JP Morgan
due 6/1/2020                                                                                          Humphrey, Wells   Securities,
                                                                                                      Fargo Securities  Inc.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Barclays
Altria Group                                                                                          Capital, Credit
Inc. 4.125%                                                                                           Suisse, Deutsche
due 9/11/2015                                                                                         Bank Securities,
                 06/08/10     -              $99.574    $800,000,000.00  150,000.00    0.02%  0.15%   CastleOak         Barclays
                                                                                                      Securities,       Capital,
                                                                                                      L.P., Citi,       Inc.
                                                                                                      Goldman Sachs &
                                                                                                      Co., HSBC, JP
                                                                                                      Morgan, Morgan
                                                                                                      Stanley, RBS,
                                                                                                      Santander,
                                                                                                      Scotia Capital,
                                                                                                      The Williams
                                                                                                      Capital Group,
                                                                                                      L.P.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Credit Suisse,
Genzyme Corp.                                                                                         Goldman Sachs &
3.625% due                                                                                            Co., BofA         Credit
6/15/2015        06/14/10     -              $99.684    $500,000,000.00  100,000.00    0.02%  0.10%   Merrill Lynch,    Suisse
                                                                                                      Citi, Morgan      Securities
                                                                                                      Stanley, RBS,
                                                                                                      Wells
                                                                                                      Fargo
                                                                                                      Securities
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Credit Suisse,
Teva                                                                                                  Goldman, Sachs &
Pharmaceutical                                                                                        Co., Morgan
Finance II       06/15/10     -              $99.876  $1,000,000,000.00  280,000.00    0.03%  0.28%   Stanley,          Goldman
3.000% due                                                                                            Barclays          Sachs
6/15/2015                                                                                             Capital, Citi,
                                                                                                      BNP Paribas,
                                                                                                      Credit Agricole
                                                                                                      CIB, HSBC
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      BofA Merrill
Pall corp.                                                                                            Lynch, J.P.
5.000% due       06/15/10     -              $99.465    $375,000,000.00   95,000.00    0.02%  0.09%   Morgan, HSBC      Banc of
6/15/2020                                                                                             Securities        America
                                                                                                      (USA), Wells      Securities
                                                                                                      Fargo
                                                                                                      Securities,
                                                                                                      Daiwa Capital
                                                                                                      Markets America,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities
                                                                                                      (USA), ANZ
                                                                                                      Securities,
                                                                                                      Banca IMI, BNP
                                                                                                      Paribas,
                                                                                                      Commerzbank, ING
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Citi, J.P.
Prudential                                                                                            Morgan, Wells
Financial        06/16/10     -              $99.390    $650,000,000.00   60,000.00    0.01%  0.06%   Fargo             JP Morgan
Inc. 5.375%                                                                                           Securities, BNY
due 6/21/2020                                                                                         Mellon Capital
                                                                                                      Markets, LLC,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Nikko Bank
                                                                                                      (Luxembourg)
                                                                                                      S.A.,
                                                                                                      Cabrera Capital
                                                                                                      Markets, LLC,
                                                                                                      Loop
                                                                                                      Capital Markets,
                                                                                                      Siebert Capital
                                                                                                      Markets
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Barclays
                                                                                                      Capital, Citi,
                                                                                                      J.P. Morgan,
                                                                                                      Wells Fargo
                                                                                                      Securities, BofA
                                                                                                      Merrill Lynch,
                                                                                                      BNP Paribas,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., Morgan
                                                                                                      Stanley, RBS,
                                                                                                      BNY Mellon
                                                                                                      Capital Markets,
                                                                                                      LLC, Credit
                                                                                                      Agricole CIB,
Time Warner                                                                                           Credit Suisse,
Inc. 4.700%                                                                                           Daiwa Capital     J.P. Morgan
due 1/15/2021                                                                                         Markets,          Securities,
                 07/07/10     -              $99.762  $1,000,000,000.00  130,000.00    0.01%  0.14%   Hadnelsbanken     Inc.
                                                                                                      Capital Markets,
                                                                                                      Lloyds TSB
                                                                                                      Corporate
                                                                                                      Markets,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Mizuho
                                                                                                      Securities USA
                                                                                                      Inc., Ramirez &
                                                                                                      co., Inc.,
                                                                                                      Santander,
                                                                                                      Scotia Capital,
                                                                                                      The Williams
                                                                                                      Capital Group,
                                                                                                      L.P., UBS
                                                                                                      Investment Bank
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
Westpac                                                                                               HSBC, J.P.        HSBC
Banking Corp                                                                                          Morgan, Morgan    Securities
3.00% due        07/26/10     -              $99.540  $2,000,000,000.00  190,000.00    0.01%  0.19%   Stanley           (USA)
8/4/2015                                                                                                                Inc.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      J.P. Morgan,
Omnicom Group                                                                                         BofA Merrill
Inc. 4.450%                                                                                           Lynch, Citi,
due 8/15/2020                                                                                         Deutsche Bank
                 08/02/10     -              $99.654  $1,000,000,000.00  150,000.00    0.01%  0.15%   Securities,       J.P. Morgan
                                                                                                      HSBC, Barclays    Securities,
                                                                                                      Capital, Wells    Inc.
                                                                                                      Fargo
                                                                                                      Securities, BNP
                                                                                                      Paribas, Morgan
                                                                                                      Stanley, Societe
                                                                                                      Generale, UBS
                                                                                                      Investment Bank,
                                                                                                      ANZ Securities,
                                                                                                      Banca IMI, BBVA
                                                                                                      Securities, RBS
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Banc of
ING Bank of                                                                                           America
NV 3.000% due    08/17/10     -              $99.732    $750,000,000.00  140,000.00    0.02%  0.15%   Securities LLC,   Banc of
9/1/2015                                                                                              Morgan Stanley *  America
                                                                                                      Co.               Securities
                                                                                                      Incorporated,
                                                                                                      ING Bank N.V.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      J.P. Morgan,
YUM Brands                                                                                            Citi, Goldman,
Inc. 3.875%      08/24/10     -              $99.867    $750,000,000.00   50,000.00    0.01%  0.06%   Sachs & Co.,      J.P. Morgan
due 11/1/2020                                                                                         HSBC, Morgan      Securities,
                                                                                                      Stanley, Wells    Inc.
                                                                                                      Fargo
                                                                                                      Securities, Rabo
                                                                                                      Securities USA,
                                                                                                      Inc., RBS,
                                                                                                      Scotia
                                                                                                      Capital, The
                                                                                                      Williams Capital
                                                                                                      Group, L.P.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
Societe          9/7/2010   $2,000,000,000   $99.968  $1,000,000,000    $135,000      0.014%  0.15%   BofA Merrill      Banc of
Generale                                                                                              Lynch, JPMorgan,  America
3.100% due                                                                                            Morgan Stanley,
9/14/2015                                                                                             Societe General
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